Exhibit 99.1

Synthetic Biologics Prices $18,000,000 Public Offering

Rockville, MD, October 11, 2018 – Synthetic Biologics, Inc. (NYSE American: SYN) (“Synthetic Biologics” or the “Company”), a late-stage clinical company focused on developing therapeutics designed to preserve the microbiome to protect and restore the health of patients, announced today the pricing of an underwritten public offering with expected total gross proceeds of $18,000,000 before deducting underwriting discounts, commissions and other offering expenses payable by the Company. The Company expects to use the net proceeds from this offering to fund its and its subsidiaries’ preclinical and clinical programs and for working capital and general corporate purposes, including to acquire, license or invest in complementary businesses, technologies, product candidates or other intellectual property.

The securities offered by the Company consist of (i) Class A Units consisting of 2,520,000 shares of Common Stock and Warrants to purchase 2,520,000 shares of Common Stock at a combined price of $1.15, and (ii) Class B Units consisting of 15,102 shares of Series B Convertible Preferred Stock, with a stated value of $1,000 per share, and convertible into an aggregate of 13,132,173 shares of Common Stock, and Warrants to purchase 13,132,173 shares of Common Stock. The Warrants will have an exercise price of $1.38, will be exercisable upon issuance and will expire five years from the date of issuance. The Company has granted the underwriters a 45-day option to purchase additional shares of Common Stock and/or additional Warrants to purchase shares of Common Stock, in amounts up to 15% of the Common Stock, Warrants and/or Common Stock issuable upon conversion of the Series B Convertible Preferred Stock included in the Class B Units sold in the offering. The shares of Common Stock and the accompanying Warrants included in the Class A Units and Class B Units can only be purchased together in this offering but will be issued separately and will be immediately separable upon issuance.

The offering is expected to close on October 15, 2018, subject to customary closing conditions.

A.G.P./Alliance Global Partners is acting as the sole book-running manager for the offering.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission (the "SEC") and was declared effective on October 10, 2018.

The offering is being made only by means of a prospectus forming part of the effective registration statement. A copy of the prospectus relating to the offering may be obtained, when available, by contacting A.G.P./Alliance Global Partners, 590 Madison Avenue, 36th Floor, New York, NY 10022 or via telephone at 212-624-2006 or email: prospectus@allianceg.com. Investors may also obtain these documents at no cost by visiting the SEC's website at http://www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Synthetic Biologics, Inc.

Synthetic Biologics, Inc. (NYSE American: SYN) is a late-stage clinical company focused on developing therapeutics designed to preserve the microbiome to protect and restore the health of patients. The Company's lead candidates poised for Phase 3 development are: (1) SYN-004 (ribaxamase) which is designed to protect the gut microbiome from the effects of certain commonly used intravenous (IV) beta-lactam antibiotics for the prevention of C. difficile infection (CDI), overgrowth of pathogenic organisms and the emergence of antimicrobial resistance (AMR), and (2) SYN-010 which is intended to reduce the impact of methane producing organisms in the gut microbiome to treat an underlying cause of irritable bowel syndrome with constipation (IBS-C). The Company’s preclinical pursuits include an oral formulation of the enzyme intestinal alkaline phosphatase (IAP) to treat both local GI and systemic diseases as well as monoclonal antibody therapies for the prevention and treatment of pertussis, and novel discovery stage biotherapeutics for the treatment of phenylketonuria (PKU). For more information, please visit Synthetic Biologics' website at www.syntheticbiologics.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements with respect to this offering and the successful execution of the Company's business strategy, including its intended use of proceeds from this offering. These forward-looking statements are based upon management’s beliefs, expectations and assumptions as of the date of this press release and are subject to a number of substantial risks and uncertainties, many of which are difficult to predict and could cause actual results to differ materially and adversely from current beliefs, expectations and assumptions from those set forth, projected or implied by any such forward-looking statements. Important factors that could cause actual results to differ materially from those reflected in Synthetic Biologics’ forward-looking statements include, among others, market conditions and the satisfaction of customary closing conditions related to the proposed public offering, including the underwriter’s exercise of their option to purchase additional securities, as well as risks and uncertainties associated with the Company’s business and finances in general, including Synthetic Biologics' ability to regain compliance with the continued listing standards of the NYSE American by September 2, 2019, Synthetic Biologics' ability to comply with other continued listing requirements of the NYSE American, the ability of its product candidates to demonstrate safety and effectiveness, as well as results that are consistent with prior results, Synthetic Biologics' clinical trials enrolling as expected, a failure to receive the necessary regulatory approvals for commercialization of Synthetic Biologics' therapeutics, including approval of proposed trial designs, a failure of Synthetic Biologics' clinical trials, and those conducted by investigators, for its product candidates to be commenced or completed on time or to achieve desired results and benefits, a failure of Synthetic Biologics' clinical trials to enroll patients as expected or receive anticipated funding, a failure of Synthetic Biologics to successfully develop, market or sell its products, Synthetic Biologics' inability to maintain its material licensing agreements, or a failure by Synthetic Biologics or its strategic partners to successfully commercialize products, Synthetic Biologics' ability to achieve acceptance of its product candidates in the marketplace and the successful development, marketing or sale of Synthetic Biologics' products by competitors that render Synthetic Biologics' products obsolete or non-competitive, the continued maintenance and growth of Synthetic Biologics' patent estate, Synthetic Biologics becoming and remaining profitable, Synthetic Biologics' ability to obtain or maintain the capital or grants necessary to fund its research and development activities, a loss of any of Synthetic Biologics' key scientists or management personnel and the other risk factors described in the preliminary prospectus relating to this offering and the risk factors incorporated by reference therein from Synthetic Biologics’ most recent annual report on Form 10-K that was filed with the U.S. Securities and Exchange Commission (SEC) on February 22, 2018, and its other filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this release is provided only as of the date of this release, and Synthetic Biologics undertakes no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

For further information, please contact:

Synthetic Biologics, Inc. (Corporate and Investors)

Vincent I. Perrone, Director, Corporate Communication, (240) 660-2000, info@syntheticbiologics.com

Ogilvy (Media)

Gregory Kelley, Senior Vice President, (404) 836-2302, gregory.kelley@ogilvy.com

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